Assumption of Obligations of License Agreement and Consent to Transfer License Agreement

1. BOSTON MEDICAL CENTER CORPORATION, a Massachusetts corporation with its principal place of business in Boston, MA ("BOSTON MEDICAL CENTER CORP.") entered into a license agreement ("Agreement") with AENGUS PHARMACEUTICALS, Inc. with an effective date of ________________ ____, 2005.

2. BOSTON MEDICAL CENTER CORP. acknowledges by way of this Consent that, to its knowledge, the Agreement has not been breached and is valid and enforceable.

3. BOSTON MEDICAL CENTER CORP. is aware that AENGUS PHARMACEUTICALS, Inc. is merging its business operations into OncoVista-Aengus, Inc. and that as part of this merger, the Agreement will be transferred to OncoVista-Aengus, Inc.

4. OncoVista-Aengus, Inc., as the assignee in the merger of all equity and business of AENGUS Pharmaceuticals, Inc. agrees to and shall assume all liabilities and obligations of AENGUS Pharmaceuticals, Inc. under such license Agreement between AENGUS Pharmaceuticals, Inc. and BOSTON MEDICAL CENTER CORP.

5. BOSTON MEDICAL CENTER CORP. agrees not to assert that this transfer of license rights and obligations to OncoVista-Aengus, Inc. is a breach of the Agreement and expressly consents to the transfer.

Acknowledged and Agreed by:

BOSTON MEDICAL CENTER CORPORATION

By: [signature] Date: 12/2/05

Edward J. Christiansen, Esq.
Vice President and General Counsel

ONCOVISTA-AENGUS, INC.

By: [signature] Date: 11-28-2005

Name: Alexander L. Weis

Title: President